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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) FEBRUARY 10, 2006


                            NUVEEN INVESTMENTS, INC.

             (Exact name of Registrant as specified in its charter)


    DELAWARE                         1-11123                          36-3817266

(State or other              (Commission File Number)              (IRS Employer
jurisdiction of                                                   Identification
 incorporation)                                                          Number)


333 WEST WACKER DRIVE, CHICAGO, ILLINOIS                                   60606

(Address of principal executive offices)                              (Zip Code)


                                 (312) 917-7700

              (Registrant's telephone number, including area code)


                                       N/A

          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.     Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers.

On February 13, 2006, Nuveen Investments, Inc. (the "Company") was informed of the death of director John L. Carl, who passed away on February 10, 2006. Mr. Carl served as director of the Company since August 2003 and will be greatly missed. Mr. Carl served on the Audit, Nominating and Governance and Compensation Committees of the Company's Board of Directors.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NUVEEN INVESTMENTS, INC.


Date: February 15, 2006                 By:    /s/ Larry W. Martin
                                            ---------------------------------
                                        Name:  Larry W. Martin
                                        Title: Vice President




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